AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES - Schedule of amortized cost and fair value, by contractual maturity, of available-for-sale fixed maturity securities (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Amortized Cost
Due in one year or less	$ 494	$ 9
Due after one year through five years	5,244	182
Due after five years through ten years	5,907	559
Due after ten years	5,961	1,657
Total	17,606	2,407
Fair Value
Due in one year or less	489	9
Due after one year through five years	5,072	179
Due after five years through ten years	5,436	560
Due after ten years	5,319	1,669
Total	$ 16,316	$ 2,417